UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 26, 2011
MGM RESORTS INTERNATIONAL
(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

3600 Las Vegas Boulevard South,
Las Vegas, Nevada		89109
(Address of Principal Executive		(Zip Code)
Offices)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
MGM Resorts International (the “Company”) expects that it will make available on its corporate website (www.mgmresorts.com) the determined offer price for the proposed offering of 760,000,000 ordinary shares of MGM China Holdings Limited (“MGM China”). It is expected that the pricing information will be available for viewing on The Stock Exchange of Hong Kong Limited’s website on or about the morning of May 27, 2011 Hong Kong time (evening of May 26, 2011 U.S. time), after which time the offer price will be posted to, and available on, the Company’s website. No website or website contents mentioned herein form part of this Current Report on Form 8-K.
Due to the time differences between Hong Kong and the United States, the Company plans to continue to use its corporate website as a means of posting important information about MGM China in the future.
The shares of MGM China have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act, or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
Statements in this Current Report on Form 8-K that are not historical facts are “forward-looking” statements and “safe harbor statements” within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and other related laws that involve risks and/or uncertainties, including risks and/or uncertainties as described in the Company’s public filings with the Securities and Exchange Commission. We have based forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, statements regarding the Company’s expectations to post the determined offer price for the proposed offering. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include market conditions in Hong Kong and other global markets for equity securities generally and for equity securities of gaming, hospitality and entertainment companies and of MGM China in particular. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Resorts International
Date: May 26, 2011	By:	/s/ John M. McManus
John M. McManus
Executive Vice President, General Counsel and Secretary